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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 20, 2002


                            CTI GROUP (HOLDINGS) INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-10560               51-0308583
-------------------------------      ----------------        -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
          incorporation)                File Number)         Identification No.)


                           --------------------------


                       333 North Alabama Street, Suite 240
                             Indianapolis, IN 46204
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (317) 262-4666
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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         References to "CTIG," the "Company," "we," "us" and "our" in this
Current Report refer to CTI Group (Holdings) Inc. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of CTIG and its subsidiaries, and the notes thereto, appearing in CTIG's reports filed with the Securities and Exchange Commission. In addition to historical information, this Current Report on Form 8-K, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements regarding CTIG's business and prospects are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate, and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on CTIG's business, financial condition and results of operations. These forward-looking statements represent CTIG's judgment as of the date of this report. CTIG disclaims, however, any intent or obligation to update these forward-looking statements.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 20, 2002, CTIG entered into (i) the Settlement Agreement by and between Anthony P. Johns, Fairford Holdings Limited ("FHL"), a company owned by Salah N. Osseiran Trust, of which Salah N. Osseiran is the grantor and sole beneficiary, Stephen J. Bartkiw, a director of CTIG, Harold D. Garrison, the chairman of the board of directors of CTIG, and CTIG dated June 20, 2002 (the "Settlement Agreement") and (ii) the Johns Family Purchase Agreement by and among certain family members of Anthony Johns who own CTIG's stock, Stephen J. Bartkiw, and CTIG dated June 11, 2002 (the "Johns Family Agreement"). Under the terms of the Settlement Agreement and the Johns Family Agreement, copies of which are attached as exhibits hereto, FHL and Messrs. Garrison and Bartkiw agreed to purchase 1,797,839 shares of common stock owned by Anthony Johns and his family members for the aggregate purchase price of $1,312,422.47. In connection with the transactions contemplated under the Settlement Agreement and the Johns Family Agreement, Anthony Johns entered into mutual general releases with CTIG, the directors of CTIG individually, Mr. Osseiran and CTIG's legal counsel.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.



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         (c)      Exhibits.

         The following exhibits are filed herewith:

              S-K Item
               Number        Description
              --------       -----------

                10.1         Settlement Agreement by and between Anthony P.
                             Johns, Fairford Holdings, Ltd., Stephen J. Bartkiw, Harold D. Garrison and CTI Group (Holdings), Inc. dated June 20, 2002.

                10.2 Johns Family Purchase Agreement by and among Robert Johns, Elizabeth Chiddicks, Jason Johns, Paul Johns, Stephen J. Bartkiw, and CTI Group (Holdings) Inc. dated June 11, 2002.









                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CTI GROUP (HOLDINGS) INC.
                                  (Registrant)


Date: June 20, 2002                By: /s/ Harold D. Garrison
                                       -------------------------------------
                                       Name: Harold D. Garrison
                                       Title: Chairman of the Board of Directors







                                       4

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                                  EXHIBIT INDEX


 S-K Item
  Number            Description
 --------           -----------

   10.1 Settlement Agreement by and between Anthony P. Johns, Fairford Holdings, Ltd., Stephen J. Bartkiw, Harold D. Garrison and CTI Group (Holdings), Inc. dated June 20, 2002.

   10.2 Johns Family Purchase Agreement by and among Robert Johns, Elizabeth Chiddicks, Jason Johns, Paul Johns, Stephen J. Bartkiw, and CTI Group (Holdings) Inc. dated June 11, 2002.